UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  July 30, 2003
                Date of Report (Date of earliest event reported)


                                    VIAD CORP
             (Exact name of registrant as specified in its charter)



         DELAWARE                       001-11015            36-1169950
(State or other jurisdiction of        (Commission         (I.R.S. Employer
incorporation or organization)         file number)       Identification No.)


 1850 N. CENTRAL AVE., PHOENIX, ARIZONA              85077
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (602) 207-4000

Item 5. OTHER EVENTS

On July 29, 2003, Viad Corp issued a press release announcing that in addition to repaying its existing public debt, it intends to repay all of its outstanding commercial paper and redeem all outstanding $4.75 preferred stock concurrent with the spin-off of the Travelers Express Company. The transaction is subject to all of the conditions previously specified in its July 24th press release announcing Viad's intention to spin-off the Travelers Express Company. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

    (a) Not applicable.

    (b) Not applicable.

    (c) Exhibits

        99.1 - Press release dated July 29, 2003, issued by Viad Corp.

The information in this current report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.








                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    VIAD CORP
                                  (Registrant)

July 30, 2003                                  By /s/ G. Michael Latta
                                                  -----------------------
                                                  G. Michael Latta
                                                  Vice President - Controller
                                                  (Chief Accounting Officer
                                                  and Authorized Officer)